     2.4  Right of First Presentation.  In the event that Yahoo intends to
          ---------------------------
create, acquire, develop or otherwise make available to a CDnow Competitor a promotional opportunity similar in scope and nature to that described in this Agreement, relating to the on-line sale of Recorded Music, on a [XXX] which are not the subject of this Agreement (provided that such navigational guide properties are solely owned, created, and branded by Yahoo), Yahoo will deliver to CDnow a written notice describing such property and Yahoo's reasonable business requirements for the opportunity. At CDnow's discretion, the parties will use good-faith efforts to negotiate and execute a written amendment to this Agreement to include such property under reasonable terms and conditions. If CDnow declines to commence negotiations regarding any Yahoo property within [XXX] days after receiving such written notice from Yahoo, or if the parties fail to reach agreement with [XXX] days following the commencement of good faith negotiations (or such later date as is agreed by the parties), Yahoo may offer the Yahoo property to any third party.

3.   Compensation; Audit Rights.
     --------------------------

     3.1  Initial Term.  In consideration of Yahoo's performance and obligations
          ------------
as set forth herein, CDnow will pay Yahoo a total marketing fee of three million nine hundred thousand dollars ($3,900,000) for the Initial Term. Such fee shall be divided into: (i) a non-refundable slotting fee of [XXX] (the "Slotting
                                                                  --------
Fee"); and (ii) a referral fee of at least [XXX] (the "Referral Fee"), as
---                                                    ------------
determined in Section 3.3. Such payments will be made in accordance with the terms of this Section 3.

     3.2  Slotting Fee.  During the Initial Term, CDnow shall pay to Yahoo [XXX]
          ------------
of the Slotting Fee, as a set-up, design, and consultation fee, on September 30, 1997. The balance of the Slotting Fee [XXX] shall be due and payable in accordance with the schedule set forth in Exhibit C. During the Subsequent
                                          ---------
Term, CDnow shall pay Yahoo a Slotting Fee based upon the following formula: number of actual Page Views during the last [XXX] months of the Initial Term multiplied by [XXX], divided by [XXX] then multiplied by [XXX]. In addition, the Slotting Fee for the Subsequent Term will be adjusted in the following manner: (i) calculate the ratio defined by (number of actual Page Views during the last [XXX] months of the Initial Term multiplied by [XXX]) divided by [XXX]; (ii) if the ratio is greater than 1.0, then calculate the difference between the ratio of subsection (i) and 1.0 to determine a differential factor; (iii) multiply the differential factor from subsection (ii) by [XXX] to obtain the adjustment factor; and then (iv) multiply the Slotting Fee for the Subsequent Term calculated above in this Section 3.2 by such adjustment factor. In no event will the Subsequent Term Slotting Fee described in this Section 3.2 be less than [XXX].

     3.3  Referral Fee.  CDnow shall pay to Yahoo the Referral Fee of [XXX] per
          ------------
quarter during the Term. In addition, CDnow shall pay to Yahoo: (i) [XXX] per Click-through for any Click-throughs over [XXX], during the Initial Term; and
(ii) [XXX] per Click-through for any Click-throughs over [XXX], during the Subsequent Term. The payments under this Section 3.3

[Confidential Treatment requested for redacted portions of document.]          6

                                   EXHIBIT A

                                Included Pages

                    [Confidential treatment requested for
                        approximately 20,000 keywords]

[Confidential Treatment requested for redacted portions of document.]         14

                                   EXHIBIT B

                               CDnow Competitors

                  [Confidential treatment requested for the
                    names of approximately 1,000 entities]

[Confidential Treatment requested for redacted portions of document.]         15

                                   EXHIBIT C

                        Page Views and Payment Schedule

                                PERIOD
PAGE VIEWS           (Month (s) from Launch Date)                 SLOTTING FEE
--------------       -----------------------------    -------------------------------
                                                       [XXX] due September 30, 1997
[XXX]                       Months 1-4                 [XXX] due December 31, 1997
[XXX]                       Months 5-7                 [XXX] due March 31, 1998
[XXX]                       Months 8-10                [XXX] due June 30, 1998
[XXX]                       Months 11-12               [XXX] due August 31, 1998




PAYMENT DATE                   PERIOD                            REFERRAL FEE
----------------    -----------------------------       -----------------------------
January 30, 1998       Launch date - 12/31/97           [XXX] plus the [XXX] Click-
                                                        through amounts calculated
                                                        in Section 3.3
April 30, 1998              1/1/98-3/31/98              [XXX] plus the [XXX] Click-
                                                        through amounts calculated
                                                        in Section 3.3
July 30, 1998               4/1/98-6/30/98              [XXX] plus the [XXX] Click-
                                                        through amounts calculated
                                                        in Section 3.3
October 30, 1998            7/1/98-9/30/98              [XXX] plus the [XXX] Click-
                                                        through amounts

All payments made under this Agreement shall be made by wire transfer to the bank account designated by Yahoo. Such transfer shall be made no later than 10:00am PST on the dates specified pursuant to this Schedule C.
                                                    ----------

[Confidential Treatment requested for redacted portions of document.]         16

                                   EXHIBIT D

                             Buyweb Link Examples

Message specifications:      16 characters plus the name of the artists

Directory Page:              http://web.yahoo.com/tim/cdnow/beatles.com/
                             beatles.html (see attached)

Search Page:                 http://web/tim/cdnow/mockup.html (see attached)

My Yahoo! Page:              http://web.yahoo.com/tim/cdnow/mycdnow.html (see
                             attached)

Visa Shopping Guide Page:    http://web.yahoo.com/billyee/visa/visatop3.html
                             (see attached)

[graphics depicting buyweb link examples intentionally omitted]


The parties agree that the bottom portion of each sample page shall be subject to change.

[Confidential Treatment requested for redacted portions of document.]         17